Exhibit 99.2

The	Supplementary	June 30, 2005
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

Beginning with the first quarter of 2005, the reporting format for property and casualty underwriting results by line of business has been changed to more closely reflect the way the business is now managed. The new reporting format provides additional clarity in that all Professional Liability business is now reported in one line within Chubb Specialty Insurance, all commercial business is now reported in Chubb Commercial Insurance and Reinsurance Assumed (Chubb Re) is now reported as a separate business unit. For additional information, see the first quarter 2005 earnings release.

Property and casualty underwriting results for the second quarter of 2004 and the six months ended June 30, 2004 presented herein have been reclassified to conform to the new reporting format.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
JUNE 30, 2005

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1

Summary of Invested Assets:
Corporate	2
Property and Casualty	2

Investment Income After Taxes:
Corporate	3
Property and Casualty	3

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	3
Change in Net Unpaid Losses	4
Underwriting Results - Year-To-Date	5-9
Underwriting Results - Quarterly	10-14

Definitions of Key Terms	15

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	June 30	Dec. 31
	2005	2004
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$1,461.8	$1,307.5
Fixed Maturities
Tax Exempt	15,315.0	14,388.5
Taxable	14,089.4	13,620.8
Equity Securities	2,075.5	1,841.3

Total Invested Assets	$32,941.7	$31,158.1

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$15.4	$21.1

Capitalization
Long Term Debt	$2,813.4	$2,813.7
Shareholders’ Equity	11,258.0	10,126.4

Total Capitalization	$14,071.4	$12,940.1

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	20.0%	21.7%

Actual Common Shares Outstanding	198.3	192.7

Book Value Per Common Share	$56.77	$52.55

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$54.04	$49.83

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	June 30	Dec. 31	June 30	Dec. 31	June 30	Dec. 31
	2005	2004	2005	2004	2005	2004
	(in millions)
Short Term Investments	$629.0	$219.8	$629.0	$219.8	$629.0	$219.8

Taxable Fixed Maturities	1,165.2	1,098.5	1,168.7	1,108.7	1,168.7	1,108.7

Equity Securities	4.7	4.7	7.4	7.3	7.4	7.3

TOTAL	$1,798.9	$1,323.0	$1,805.1	$1,335.8	$1,805.1	$1,335.8

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	June 30	Dec. 31	June 30	Dec. 31	June 30	Dec. 31
	2005	2004	2005	2004	2005	2004
	(in millions)
Short Term Investments	$832.8	$1,087.7	$832.8	$1,087.7	$832.8	$1,087.7

Fixed Maturities

Tax Exempt	14,762.2	13,839.8	15,330.4	14,409.6	15,315.0	14,388.5

Taxable	12,644.6	12,264.2	12,920.7	12,512.1	12,920.7	12,512.1

Common Stocks	1,846.4	1,645.7	2,010.8	1,791.3	2,010.8	1,791.3

Preferred Stocks	52.3	36.9	57.3	42.7	57.3	42.7

TOTAL	$30,138.3	$28,874.3	$31,152.0	$29,843.4	$31,136.6	$29,822.3

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED JUNE 30
	SECOND QUARTER		SIX MONTHS
	2005	2004	2005	2004
	(in millions)
CORPORATE INVESTMENT INCOME	$10.8	$7.5	$18.9	$14.7

PROPERTY AND CASUALTY INVESTMENT INCOME
(Amounts are shown net of applicable income taxes)

Dividends	$9.4	$8.9	$21.0	$15.5
Taxable Interest	102.6	90.6	198.8	180.6
Tax Exempt Interest	153.6	136.6	303.0	265.9
Investment Expenses	(4.3)	(3.7)	(9.3)	(7.8)

TOTAL	$261.3	$232.4	$513.5	$454.2

Effective Tax Rate	19.6%	20.1%	19.6%	20.1%

After Tax Annualized Yield	3.47%	3.55%	3.45%	3.54%

After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.

PROPERTY AND CASUALTY STATUTORY POLICYHOLDERS’ SURPLUS

	June 30	Dec. 31	June 30
	2005	2004	2004
	(in millions)
Estimated Statutory Policyholders’ Surplus	$8,600	$7,848	$7,000

Rolling Year Statutory Net Premiums Written	12,214	12,005	11,728

Ratio of Statutory Net Premiums Written to Estimated Policyholders’ Surplus	1.42:1	1.53:1	1.68:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES
SIX MONTHS ENDED June 30, 2005

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	6/30/05	12/31/04	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance

Automobile	$407.0	$378.4	$28.6	$9.3	$19.3

Homeowners	662.9	679.6	(16.7)	3.3	(20.0)

Other	546.1	521.3	24.8	9.2	15.6

Total Personal	1,616.0	1,579.3	36.7	21.8	14.9

Commercial Insurance

Multiple Peril	1,510.9	1,469.8	41.1	36.9	4.2

Casualty	4,629.3	4,405.9	223.4	173.2	50.2

Workers’ Compensation	1,419.4	1,311.2	108.2	98.5	9.7

Property and Marine	580.7	617.3	(36.6)	(33.0)	(3.6)

Total Commercial	8,140.3	7,804.2	336.1	275.6	60.5

Specialty Insurance

Professional Liability	6,488.1	6,188.2	299.9	253.9	46.0

Surety	97.3	88.2	9.1	(2.1)	11.2

Total Specialty	6,585.4	6,276.4	309.0	251.8	57.2

Total Insurance	16,341.7	15,659.9	681.8	549.2	132.6

Reinsurance Assumed	1,253.0	1,148.8	104.2	75.5	28.7

Total	$17,594.7	$16,808.7	$786.0	$624.7	$161.3

The net unpaid losses as of December 31, 2004 include certain reclassifications to conform with the 2005 presentation. The total net unpaid losses is not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$316.8	$310.4	$1,019.8	$928.9	$290.1	$286.1	$1,626.7	$1,525.4
Increase (Decrease) in Unearned Premiums	4.2	10.8	16.6	14.5	11.7	22.9	32.5	48.2

Net Premiums Earned	312.6	299.6	1,003.2	914.4	278.4	263.2	1,594.2	1,477.2

Net Losses Paid	186.4	180.2	477.3	493.1	142.2	127.8	805.9	801.1
Increase (Decrease) in Outstanding Losses	28.6	22.3	(16.7)	67.6	24.8	22.0	36.7	111.9

Net Losses Incurred	215.0	202.5	460.6	560.7	167.0	149.8	842.6	913.0

Expenses Incurred	84.0	85.2	316.3	309.5	84.4	87.7	484.7	482.4

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$13.6	$11.9	$226.3	$44.2	$27.0	$25.7	$266.9	$81.8

Ratios After Dividends to Policyholders:

Loss	68.8%	67.6%	45.9%	61.3%	60.0%	57.0%	52.9%	61.8%
Expense	26.5	27.4	31.0	33.3	29.1	30.6	29.8	31.6

Combined	95.3%	95.0%	76.9%	94.6%	89.1%	87.6%	82.7%	93.4%

Premiums Written as a % of Total	5.1%	5.2%	16.5%	15.6%	4.7%	4.8%	26.3%	25.6%

The property and casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$640.9	$649.0	$909.9	$857.0	$496.2	$469.1	$586.4	$557.3	$2,633.4	$2,532.4
Increase (Decrease) in Unearned Premiums	(17.8)	30.5	50.8	89.5	42.4	67.1	33.4	22.3	108.8	209.4

Net Premiums Earned	658.7	618.5	859.1	767.5	453.8	402.0	553.0	535.0	2,524.6	2,323.0

Net Losses Paid	288.1	268.9	390.4	444.6	172.0	158.9	240.2	232.7	1,090.7	1,105.1
Increase (Decrease) in Outstanding Losses	41.1	(33.1)	223.4	(10.9)	108.2	105.5	(36.6)	(52.3)	336.1	9.2

Net Losses Incurred	329.2	235.8	613.8	433.7	280.2	264.4	203.6	180.4	1,426.8	1,114.3

Expenses Incurred	210.1	221.5	235.4	232.1	104.8	101.8	199.0	198.8	749.3	754.2

Dividends Incurred	—	—	—	—	11.1	13.4	—	—	11.1	13.4

Statutory Underwriting Income (Loss)	$119.4	$161.2	$9.9	$101.7	$57.7	$22.4	$150.4	$155.8	$337.4	$441.1

Ratios After Dividends to Policyholders:

Loss	50.0%	38.1%	71.4%	56.5%	63.3%	68.0%	36.8%	33.7%	56.8%	48.3%
Expense	32.8	34.2	25.9	27.1	21.6	22.4	34.0	35.7	28.5	29.9

Combined	82.8%	72.3%	97.3%	83.6%	84.9%	90.4%	70.8%	69.4%	85.3%	78.2%

Premiums Written as a % of Total	10.4%	10.9%	14.8%	14.4%	8.0%	7.9%	9.5%	9.4%	42.7%	42.6%

The property and casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$1,337.5	$1,260.3	$104.7	$94.4	$1,442.2	$1,354.7
Increase (Decrease) in Unearned Premiums	(19.8)	(5.8)	13.1	8.0	(6.7)	2.2

Net Premiums Earned	1,357.3	1,266.1	91.6	86.4	1,448.9	1,352.5

Net Losses Paid	760.5	595.4	47.8	2.5	808.3	597.9
Increase (Decrease) in Outstanding Losses	299.9	603.0	9.1	5.4	309.0	608.4

Net Losses Incurred	1,060.4	1,198.4	56.9	7.9	1,117.3	1,206.3

Expenses Incurred	312.5	327.5	40.2	36.3	352.7	363.8

Dividends Incurred	—	—	0.7	1.1	0.7	1.1

Statutory Underwriting Income (Loss)	$(15.6)	$(259.8)	$(6.2)	$41.1	$(21.8)	$(218.7)

Ratios After Dividends to Policyholders:

Loss	78.1%	94.6%	62.6%	9.3%	77.1%	89.2%
Expense	23.4	26.0	38.7	38.9	24.5	26.9

Combined	101.5%	120.6%	101.3%	48.2%	101.6%	116.1%

Premiums Written as a % of Total	21.7%	21.2%	1.7%	1.6%	23.4%	22.8%

The property and casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$5,702.3	$5,412.5	$466.4	$534.5	$6,168.7	$5,947.0
Increase (Decrease) in Unearned Premiums	134.6	259.8	(19.5)	31.6	115.1	291.4

Net Premiums Earned	5,567.7	5,152.7	485.9	502.9	6,053.6	5,655.6

Net Losses Paid	2,704.9	2,504.1	163.0	103.8	2,867.9	2,607.9
Increase (Decrease) in Outstanding Losses	681.8	729.5	104.2	209.1	786.0	938.6

Net Losses Incurred	3,386.7	3,233.6	267.2	312.9	3,653.9	3,546.5

Expenses Incurred	1,586.7	1,600.4	161.5	170.2	1,748.2	1,770.6

Dividends Incurred	11.8	14.5	—	—	11.8	14.5

Statutory Underwriting Income (Loss)	$582.5	$304.2	$57.2	$19.8	639.7	324.0

Increase in Deferred Acquisition Costs					9.0	49.4

GAAP Underwriting Income					$648.7	$373.4

Ratios After Dividends to Policyholders:

Loss	60.9%	62.9%	55.0%	62.2%	60.5%	62.9%
Expense	27.9	29.7	34.6	31.9	28.4	29.8

Combined	88.8%	92.6%	89.6%	94.1%	88.9%	92.7%

Premiums Written as a % of Total	92.4%	91.0%	7.6%	9.0%	100.0%	100.0%

The property and casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$4,939.0	$4,826.2	$1,229.7	$1,120.8	$6,168.7	$5,947.0
Increase (Decrease) in Unearned Premiums	24.9	188.0	90.2	103.4	115.1	291.4

Net Premiums Earned	4,914.1	4,638.2	1,139.5	1,017.4	6,053.6	5,655.6

Net Losses Paid	2,368.8	2,247.8	499.1	360.1	2,867.9	2,607.9
Increase (Decrease) in Outstanding Losses	656.4	710.3	129.6	228.3	786.0	938.6

Net Losses Incurred	3,025.2	2,958.1	628.7	588.4	3,653.9	3,546.5

Expenses Incurred	1,347.7	1,389.2	400.5	381.4	1,748.2	1,770.6

Dividends Incurred	11.8	14.5	—	—	11.8	14.5

Statutory Underwriting Income (Loss)	$529.4	$276.4	$110.3	$47.6	639.7	324.0

Increase in Deferred Acquisition Costs					9.0	49.4

GAAP Underwriting Income					$648.7	$373.4

Ratios After Dividends to Policyholders:

Loss	61.7%	64.0%	55.2%	57.8%	60.5%	62.9%
Expense	27.4	28.9	32.6	34.0	28.4	29.8

Combined	89.1%	92.9%	87.8%	91.8%	88.9%	92.7%

Premiums Written as a % of Total	80.1%	81.2%	19.9%	18.8%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$171.0	$165.8	$567.9	$516.1	$132.3	$124.0	$871.2	$805.9
Increase (Decrease) in Unearned Premiums	14.9	16.3	61.8	53.8	(6.9)	(5.9)	69.8	64.2

Net Premiums Earned	156.1	149.5	506.1	462.3	139.2	129.9	801.4	741.7

Net Losses Paid	92.2	85.0	226.1	254.2	88.8	67.3	407.1	406.5
Increase (Decrease) in Outstanding Losses	17.0	16.3	(4.0)	4.3	(3.3)	10.4	9.7	31.0

Net Losses Incurred	109.2	101.3	222.1	258.5	85.5	77.7	416.8	437.5

Expenses Incurred	43.1	43.6	169.1	162.1	39.9	40.7	252.1	246.4

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$3.8	$4.6	$114.9	$41.7	$13.8	$11.5	$132.5	$57.8

Ratios After Dividends to Policyholders:

Loss	70.0%	67.8%	43.9%	55.9%	61.4%	59.8%	52.0%	59.0%
Expense	25.2	26.3	29.8	31.4	30.2	32.8	29.0	30.6

Combined	95.2%	94.1%	73.7%	87.3%	91.6%	92.6%	81.0%	89.6%

Premiums Written as a % of Total	5.5%	5.6%	18.2%	17.6%	4.3%	4.3%	28.0%	27.5%

The property and casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$304.5	$313.6	$457.7	$412.0	$218.8	$195.7	$287.0	$270.9	$1,268.0	$1,192.2
Increase (Decrease) in Unearned Premiums	(22.8)	1.8	25.0	20.2	(6.4)	(7.4)	4.8	(0.4)	0.6	14.2

Net Premiums Earned	327.3	311.8	432.7	391.8	225.2	203.1	282.2	271.3	1,267.4	1,178.0

Net Losses Paid	131.7	142.0	240.3	266.5	92.0	86.3	134.3	125.2	598.3	620.0
Increase (Decrease) in Outstanding Losses	33.3	(62.1)	88.6	(46.6)	41.7	46.4	(23.8)	(46.7)	139.8	(109.0)

Net Losses Incurred	165.0	79.9	328.9	219.9	133.7	132.7	110.5	78.5	738.1	511.0

Expenses Incurred	100.2	106.4	114.0	107.4	50.1	48.4	92.1	93.3	356.4	355.5

Dividends Incurred	—	—	—	—	4.8	6.8	—	—	4.8	6.8

Statutory Underwriting Income (Loss)	$62.1	$125.5	$(10.2)	$64.5	$36.6	$15.2	$79.6	$99.5	$168.1	$304.7

Ratios After Dividends to Policyholders:

Loss	50.4%	25.6%	76.0%	56.1%	60.7%	67.6%	39.2%	28.9%	58.5%	43.6%
Expense	32.9	34.0	24.9	26.1	23.4	25.6	32.1	34.5	28.2	30.0

Combined	83.3%	59.6%	100.9%	82.2%	84.1%	93.2%	71.3%	63.4%	86.7%	73.6%

Premiums Written as a % of Total	9.8%	10.7%	14.7%	14.1%	7.0%	6.7%	9.2%	9.2%	40.7%	40.7%

The property and casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$691.5	$619.6	$51.5	$45.5	$743.0	$665.1
Increase (Decrease) in Unearned Premiums	12.6	(11.0)	3.4	0.9	16.0	(10.1)

Net Premiums Earned	678.9	630.6	48.1	44.6	727.0	675.2

Net Losses Paid	434.7	303.7	29.8	2.2	464.5	305.9
Increase (Decrease) in Outstanding Losses	100.1	383.4	(23.1)	3.1	77.0	386.5

Net Losses Incurred	534.8	687.1	6.7	5.3	541.5	692.4

Expenses Incurred	156.5	155.7	20.7	17.2	177.2	172.9

Dividends Incurred	—	—	0.1	0.4	0.1	0.4

Statutory Underwriting Income (Loss)	$(12.4)	$(212.2)	$20.6	$21.7	$8.2	$(190.5)

Ratios After Dividends to Policyholders:

Loss	78.8%	109.0%	13.9%	12.0%	74.5%	102.6%
Expense	22.6	25.1	40.3	38.1	23.8	26.0

Combined	101.4%	134.1%	54.2%	50.1%	98.3%	128.6%

Premiums Written as a % of Total	22.2%	21.1%	1.7%	1.6%	23.9%	22.7%

The property and casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$2,882.2	$2,663.2	$230.3	$266.4	$3,112.5	$2,929.6
Increase (Decrease) in Unearned Premiums	86.4	68.3	7.6	(0.3)	94.0	68.0

Net Premiums Earned	2,795.8	2,594.9	222.7	266.7	3,018.5	2,861.6

Net Losses Paid	1,469.9	1,332.4	73.5	48.2	1,543.4	1,380.6
Increase (Decrease) in Outstanding Losses	226.5	308.5	49.0	116.8	275.5	425.3

Net Losses Incurred	1,696.4	1,640.9	122.5	165.0	1,818.9	1,805.9

Expenses Incurred	785.7	774.8	83.5	88.5	869.2	863.3

Dividends Incurred	4.9	7.2	—	—	4.9	7.2

Statutory Underwriting Income (Loss)	$308.8	$172.0	$16.7	$13.2	325.5	185.2

Increase in Deferred Acquisition Costs					4.0	9.8

GAAP Underwriting Income					$329.5	$195.0

Ratios After Dividends to Policyholders:

Loss	60.8%	63.4%	55.0%	61.9%	60.3%	63.3%
Expense	27.3	29.2	36.3	33.2	28.0	29.5

Combined	88.1%	92.6%	91.3%	95.1%	88.3%	92.8%

Premiums Written as a % of Total	92.6%	90.9%	7.4%	9.1%	100.0%	100.0%

The property and casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$2,549.4	$2,430.2	$563.1	$499.4	$3,112.5	$2,929.6
Increase (Decrease) in Unearned Premiums	101.1	69.3	(7.1)	(1.3)	94.0	68.0

Net Premiums Earned	2,448.3	2,360.9	570.2	500.7	3,018.5	2,861.6

Net Losses Paid	1,199.5	1,179.4	343.9	201.2	1,543.4	1,380.6
Increase (Decrease) in Outstanding Losses	300.9	323.6	(25.4)	101.7	275.5	425.3

Net Losses Incurred	1,500.4	1,503.0	318.5	302.9	1,818.9	1,805.9

Expenses Incurred	691.4	699.0	177.8	164.3	869.2	863.3

Dividends Incurred	4.9	7.2	—	—	4.9	7.2

Statutory Underwriting Income (Loss)	$251.6	$151.7	$73.9	$33.5	325.5	185.2

Increase in Deferred Acquisition Costs					4.0	9.8

GAAP Underwriting Income					$329.5	$195.0

Ratios After Dividends to Policyholders:

Loss	61.4%	63.9%	55.9%	60.5%	60.3%	63.3%
Expense	27.2	28.8	31.6	32.9	28.0	29.5

Combined	88.6%	92.7%	87.5%	93.4%	88.3%	92.8%

Premiums Written as a % of Total	81.9%	83.0%	18.1%	17.0%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Ratio or Combined Loss and Expense Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.